UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020 (April 1, 2020)

KIMCO REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Broadway

Suite 201

Jericho, New York 11753

(Address of Principal Executive Offices, and Zip Code)

(516) 869-9000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, $1.00 par value per share.	KIMprM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 1, 2020 (the “Effective Date”), Kimco Realty Corporation (the “Company”) entered into a new unsecured term loan credit facility pursuant to a credit agreement (the “Credit Agreement”), among the Company, PNC Bank, National Association, U.S. Bank National Association, and Wells Fargo Bank, National Association, as administrative agent. In accordance with the terms of the Credit Agreement the Company borrowed an aggregate principal amount of $375,000,000 on the Effective Date for general corporate purposes.

 Interest on the term loans borrowed under the Credit Agreement accrues at a spread (currently 1.400%) to LIBOR or, at the Company’s option, a spread (currently 0.400%) to the base rate defined in the Credit Agreement, that in each case fluctuates in accordance with changes in the Company’s senior debt ratings.

The credit facility is scheduled to expire on April 1, 2021, with a one-year extension option. Pursuant to the terms of the Credit Agreement, the Company is subject to covenants requiring, among other things, the maintenance of (i) maximum indebtedness ratios and (ii) minimum interest and fixed charge coverage ratios. The covenants in the Credit Agreement are substantially the same as those in the Company’s $2.0 billion revolving credit facility dated February 27, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01    Regulation FD Disclosure.

On April 2, 2020, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 2, 2020, issued by Kimco Realty Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: April 3, 2020	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen Title: Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 2, 2020, issued by Kimco Realty Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).